UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   July 1, 2010

WIKILOAN INC.
(Exact name of registrant as specified in Charter)

Delaware	000-51879	58-1921737
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1093 Broxton Avenue, Suite 210
Los Angeles, CA 90024
 (Address of Principal Executive Offices)

(310) 443-9246
 (Issuer Telephone number)

1177 George Bush Blvd. Suite 201
Delray Beach, FL 33483
 (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 1, 2010, we changed the address of our principal executive office from 1177 George Bush Blvd. Suite 201, Delray Beach, FL 33483 to 1093 Broxton Avenue, Suite 210, Los Angeles, CA 90024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WIKILOAN INC.

Date: July 1, 2010	By:	/s/ Edward C. DeFeudis
Edward C. DeFeudis President, Chief Financial Officer Principal Accounting Officer and Chairman of the Board